UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10053

Merrill Lynch Low Duration Fund

Address: P.O. Box 9011
         Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
      Low Duration Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/03

Date of reporting period: 07/01/02 - 12/31/02

Item 1 - Is shareholder report attached? - Y

[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
December 31, 2002

Merrill Lynch
Low Duration Fund

www.mlim.ml.com

                        MERRILL LYNCH LOW DURATION FUND

Officers and
Directors/Trustees

Terry K. Glenn, President and Director/Trustee
James H. Bodurtha, Director/Trustee
Joe Grills, Director/Trustee
Herbert I. London, Director/Trustee
Andre F. Perold, Director/Trustee
Roberta Cooper Ramo, Director/Trustee
Robert S. Salomon, Jr., Director/Trustee
Melvin R. Seiden, Director/Trustee
Stephen B. Swensrud, Director/Trustee
Patrick Maldari, Vice President
James J. Pagano, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Effective January 1, 2003, Melvin R. Seiden, Director/Trustee of Merrill Lynch Low Duration Fund, retired. The Fund's Board of Directors/Trustees wishes Mr. Seiden well in his retirement.
--------------------------------------------------------------------------------

                              Merrill Lynch Low Duration Fund, December 31, 2002

DEAR SHAREHOLDER

Economic Environment

The U.S. economy grew throughout 2002, although the pace of the growth had been quite uneven from quarter to quarter. For the year as a whole, the economy quite likely grew at an annual pace of approximately 3.0% -- modest for sure, but hardly the source for "double-dip" recessionary concerns that dominated the headlines from time to time. Inflation remained virtually non-existent, with the core personal consumption expenditure deflator, the inflation gauge watched by the Federal Reserve Board, rising by only 1.8%.

In past economic recoveries, businesses have contributed significantly to growth. However, the continuing corporate profit drought in the face of significant excess capacity left businesses holding back on capital spending and achieving productivity gains through paring down payrolls. The consumer sector, on the other hand, held up remarkably well, despite the weak employment outlook, declining equity markets, and terrorism and geopolitical concerns adding to the decline in consumer confidence. Nevertheless, the sharp drop in mortgage rates during the past year contributed to a healthy housing market and a refinancing boom, helping out the consumer, while heavy economic incentives (such as zero-cost financing) helped keep consumption of durable goods, such as automobiles, robust.

Looking ahead, we anticipate the economy to grow at a sub-par rate of below 3% in 2003, with risks to the forecast more evenly balanced. While the prospects for a strong fiscal stimulus package from Washington, D.C. have improved markedly, the timing of the legislation, its scope and its potential positive impact on the economy over the near term remain uncertain. At the same time, the possible end of the mortgage refinancing boom and a murky labor market could further erode consumer confidence, posing downside risks to the economy. Capital spending by businesses is also likely to remain somewhat subdued as the sectors that have contributed historically to capital spending -- telecommunications, utility and energy -- work out past excesses. Government spending is not likely to contribute very much, given the potential for the growing fiscal deficits at state and local government levels somewhat offsetting the spending from Washington.

Interest Rates

Interest rates essentially followed the economic news through most of the six months ended December 31, 2002. The Federal Reserve Board started the period with the Federal Funds rate at 1.75%, with a balanced view of risk. However, with the economy showing signs of stress in the third quarter, at the Federal Open Market Committee (FOMC) meeting the Federal Reserve Board changed its bias once again toward "weakness" in the economy. Amid growing deflationary concerns, and the potential for the economy to slip back into a recession, the Federal Reserve Board surprised investors at its November FOMC meeting, by lowering the Federal Funds rate by 50 basis points (.50%) to 1.25%, but changing the bias once again to "balanced."

Most Treasury yields reacted to the changing economic prospects throughout the period. Sensing a strong recovery, Treasury yields fell sharply from early April, with most of the declines occurring in the third quarter through October 10, 2002. During this period, two-year note yields declined by 197 basis points, ten-year notes by 177 basis points and 30-year bonds by 111 basis points. Although yields have backed up toward year end, for the year as a whole, the investment-grade sector in general had a solid year.

Going forward, we expect the Federal Reserve Board to remain on hold, at least through the first half of 2003. While a slow growing economy with little threat of inflation should keep interest rates range bound, the risks to the fixed income markets have become somewhat asymmetric. The growing budget deficits at the Federal and state levels, along with the absolute low levels of current interest rates, not to mention the stellar performance of the fixed market over the past three years, give us little reason to hope for a sustained drop in interest rates. Accordingly, we anticipate interest rates to have an upward bias and the yield curve to have a bearish steepening bias over the next few months.

Portfolio Matters

For the six months ended December 31, 2002, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +3.29%, +2.83%, +2.83% and +3.16%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) This compares to the Fund's unmanaged benchmark, the Merrill Lynch 1 - 3 Year U.S. Treasury Note Index, which had a return of +3.30% for the same six-month period.

The Fund continues to be managed with a focus on the spread sectors, including corporate bonds, agency mortgage collateral and collateralized mortgage obligations (CMOs), non-agency CMOs, asset-backed securities, and commercial mortgage-backed securities. By stress-testing potential purchases using a combination of fundamental research, prepayment and cash flow vectoring, and scenario analysis, we have been able to find attractive opportunities in spite of unprecedented volatility in the markets.

We began the second half of 2002 with more than 65% of the portfolio invested in spread sector securities, and we have gradually increased that weighting to almost 80% of assets. As interest rates have steadily fallen, we have reduced our Treasury and agency holdings, as we believe that the record low interest rates available in the short end of the yield curve offer little more potential for price appreciation. The record low yields have also impacted our duration decision as we have moved from a moderate long position of 107% of the benchmark duration to a short position of approximately 88%. As noted, this decision is based both on the absolute level of rates and our view of potential future changes in curve shape.

Going forward, we expect to maintain a portfolio profile reflective of our pro-cyclical bias -- spread sector overweights and duration less than that of the benchmark. Though we believe there is a high probability that there will be a military confrontation with Iraq during the first quarter of 2003, we anticipate that this will ultimately result in a decline in volatility as uncertainty is removed from the markets. We expect this to provide the basis for solid, if unspectacular, economic growth as the year progresses.

In Conclusion

We appreciate your investment in Merrill Lynch Low Duration Fund, and we look forward to serving your investment needs in the months and years ahead. Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Patrick Maldari

Patrick Maldari
Vice President and Portfolio Manager


/s/ James J. Pagano

James J. Pagano
Vice President and Portfolio Manager

January 29, 2003


                                      2 & 3

                              Merrill Lynch Low Duration Fund, December 31, 2002

PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 3% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Effective December 1, 2002, Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.65% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.65% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 3% and an account maintenance fee of 0.25% (but no distribution fee).

      The performance results depicted on page 5 are those of Merrill Lynch Low Duration Fund and, prior to October 6, 2000, a predecessor Fund investing in the same underlying portfolio and with the same fees as Merrill Lynch Low Duration Fund. Performance results prior to October 6, 2000 reflect the annual operating expenses of the predecessor Fund. If Merrill Lynch Low Duration Fund's operating expenses were reflected, the results may have been less than those shown for this time period. Performance results after October 6, 2000 include the actual operating expenses of Merrill Lynch Low Duration Fund. The Fund commenced operations on October 6, 2000.

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Portfolio's investment adviser pays annual operating expenses of the Fund's Class A, Class B, Class C and Class D Shares in excess of .58%, 1.48%, 1.48% and .83%, respectively, of the average net assets of each Class. If the investment adviser did not pay such expenses, net returns would be lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent
Performance
Results*

                                                       6-Month      12-Month      Since Inception    Standardized
As of December 31, 2002                             Total Return  Total Return     Total Return      30-Day Yield
=================================================================================================================
ML Low Duration Fund Class A Shares*                    +3.29%       +4.52%           +90.58%             2.63%
-----------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class B Shares*                    +2.83        +3.48            +12.19              1.82
-----------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class C Shares*                    +2.83        +3.58            +12.12              1.82
-----------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class D Shares*                    +3.16        +4.26            +20.50              2.39
-----------------------------------------------------------------------------------------------------------------
Merrill Lynch 1 - 3 Year U.S. Treasury Note Index**     +3.30        +5.76     +75.23/+24.33/+17.00         --
=================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception periods are from 5/18/93 for Class A Shares, from 10/06/00 for Class B and Class C Shares, and from 9/24/99 for Class D Shares.
** This unmanaged Index is comprised of Treasury securities with maturities of one to three years. Since inception total returns are from 5/31/93, 9/30/99 and 10/31/00, respectively.

Average Annual
Total Return

                                                % Return Without  % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 12/31/02                               +4.52%           +1.38%
--------------------------------------------------------------------------------
Five Years Ended 12/31/02                             +5.62            +4.98
--------------------------------------------------------------------------------
Inception (5/18/93)
through 12/31/02                                      +6.93            +6.59
--------------------------------------------------------------------------------
*     Maximum sales charge is 3%.
**    Assuming maximum sales charge.

                                                    % Return         % Return
                                                  Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 12/31/02                               +3.48%           -0.52%
--------------------------------------------------------------------------------
Inception (10/06/00)
through 12/31/02                                      +5.28            +4.01
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                     % Return         % Return
                                                   Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 12/31/02                               +3.58%           +2.58%
--------------------------------------------------------------------------------
Inception (10/06/00)
through 12/31/02                                      +5.25            +5.25
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                % Return Without   % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 12/31/02                               +4.26%           +1.13%
--------------------------------------------------------------------------------
Inception (9/24/99)
through 12/31/02                                      +5.87            +4.89
--------------------------------------------------------------------------------
*     Maximum sales charge is 3%.
**    Assuming maximum sales charge.


                                      4 & 5

                              Merrill Lynch Low Duration Fund, December 31, 2002

STATEMENT OF ASSETS AND LIABILITIES

MERRILL LYNCH
LOW DURATION
FUND                     As of December 31, 2002
======================================================================================================================
Assets:                  Investment in Low Duration Master Portfolio, at value
                         (identified cost--$477,507,394) ..............................                  $ 480,494,609
                         Prepaid registration fees and other assets ...................                         39,531
                                                                                                         -------------
                         Total assets .................................................                    480,534,140
                                                                                                         -------------
======================================================================================================================
Liabilities:             Payables:
                           Dividends to shareholders ..................................    $  527,446
                           Distributor ................................................       263,975
                           Administrator ..............................................        99,973
                           Reorganization costs .......................................        87,920
                                                                                           ----------
                         Total liabilities ............................................                        979,314
                                                                                                         -------------
======================================================================================================================
Net Assets:              Net assets ...................................................                  $ 479,554,826
                                                                                                         =============
======================================================================================================================
Net Assets               Class A Shares of Common Stock, $.01 par value, 100,000,000
Consist of:              shares authorized ............................................                  $      35,263
                         Class B Shares of Common Stock, $.01 par value, 200,000,000
                         shares authorized ............................................                        105,540
                         Class C Shares of Common Stock, $.01 par value, 100,000,000
                         shares authorized ............................................                        203,180
                         Class D Shares of Common Stock, $.01 par value, 100,000,000
                         shares authorized ............................................                        121,375
                         Paid-in capital in excess of par .............................                    478,926,839
                         Accumulated distributions in excess of investment income--net     $ (191,295)
                         Accumulated realized capital losses on investments and foreign
                         currency transactions from the Portfolio--net ................    (2,633,291)
                         Unrealized appreciation on investments from the Portfolio--net     2,987,215
                                                                                           ----------
                         Total accumulated earnings--net ..............................                        162,629
                                                                                                         -------------
                         Net assets ...................................................                  $ 479,554,826
                                                                                                         =============
======================================================================================================================
Net Asset                Class A--Based on net assets of $36,416,861 and 3,526,338
Value:                   shares outstanding ...........................................                  $       10.33
                                                                                                         =============
                         Class B--Based on net assets of $108,698,586 and 10,553,984
                         shares outstanding ...........................................                  $       10.30
                                                                                                         =============
                         Class C--Based on net assets of $209,209,964 and 20,317,987
                         shares outstanding ...........................................                  $       10.30
                                                                                                         =============
                         Class D--Based on net assets of $125,229,415 and 12,137,463
                         shares outstanding ...........................................                  $       10.32
                                                                                                         =============
======================================================================================================================

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

MERRILL LYNCH
LOW DURATION
FUND                     For the Six Months Ended December 31, 2002
======================================================================================================================
Investment Income        Net investment income allocated from the Portfolio:
From the Portfolio--       Interest ...................................................                  $   8,273,568
Net:                       Dividends ..................................................                         69,829
                           Expenses ...................................................                       (598,455)
                                                                                                         -------------
                         Net investment income from the Portfolio .....................                      7,744,942
                                                                                                         -------------
======================================================================================================================
Expenses:                Account maintenance and distribution fees--Class C ...........    $  795,041
                         Administration fees ..........................................       527,373
                         Account maintenance and distribution fees--Class B ...........       413,040
                         Account maintenance fees--Class D ............................       151,715
                         Transfer agent fees--Class C .................................        98,294
                         Transfer agent fees--Class D .................................        67,510
                         Registration fees ............................................        56,059
                         Transfer agent fees--Class B .................................        51,061
                         Printing and shareholder reports .............................        33,103
                         Professional fees ............................................        18,277
                         Transfer agent fees--Class A .................................        17,838
                         Accounting services ..........................................         1,364
                         Other ........................................................         5,542
                                                                                           ----------
                         Total expenses ...............................................                      2,236,217
                                                                                                         -------------
                         Investment income--net .......................................                      5,508,725
                                                                                                         -------------
======================================================================================================================
Realized &               Realized gain on investments from the Portfolio--net .........                      1,458,183
Unrealized               Change in unrealized appreciation/depreciation on investments
Gain from the            from the Portfolio--net ......................................                      4,889,365
Portfolio--Net:                                                                                          -------------
                         Total realized and unrealized gain from the Portfolio--net ...                      6,347,548
                                                                                                         -------------
                         Net Increase in Net Assets Resulting from Operations .........                  $  11,856,273
                                                                                                         =============
======================================================================================================================

      See Notes to Financial Statements.


                                     6 & 7

                              Merrill Lynch Low Duration Fund, December 31, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  For the Six        For the
MERRILL LYNCH                                                                                     Months Ended      Year Ended
LOW DURATION                                                                                      December 31,       June 30,
FUND                     Increase (Decrease) in Net Assets:                                           2002             2002
===============================================================================================================================
Operations:              Investment income--net ..............................................   $   5,508,725    $   4,119,815
                         Realized gain (loss) on investments and foreign currency transactions
                         from the Portfolio--net .............................................       1,458,183         (832,050)
                         Change in unrealized appreciation/depreciation on investments from
                         the Portfolio--net ..................................................       4,889,365       (1,694,397)
                                                                                                 -------------    -------------
                         Net increase in net assets resulting from operations ................      11,856,273        1,593,368
                                                                                                 -------------    -------------
===============================================================================================================================
Dividends &              Investment income--net:
Distributions to           Class A ...........................................................        (528,877)        (486,534)
Shareholders:              Class B ...........................................................      (1,099,539)      (1,161,980)
                           Class C ...........................................................      (2,117,119)      (1,790,475)
                           Class D ...........................................................      (1,858,963)        (684,885)
                         Realized gain on investments from the Portfolio--net:
                           Class A ...........................................................              --           (7,129)
                           Class B ...........................................................              --          (18,973)
                           Class C ...........................................................              --          (26,954)
                           Class D ...........................................................              --           (3,853)
                                                                                                 -------------    -------------
                         Net decrease in net assets resulting from dividends and
                         distributions to shareholders .......................................      (5,604,498)      (4,180,783)
                                                                                                 -------------    -------------
===============================================================================================================================
Capital Share            Net increase in net assets derived from capital share transactions ..     149,127,543      315,569,072
Transactions:                                                                                    -------------    -------------
===============================================================================================================================
Net Assets:              Total increase in net assets ........................................     155,379,318      312,981,657
                         Beginning of period .................................................     324,175,508       11,193,851
                                                                                                 -------------    -------------
                         End of period* ......................................................   $ 479,554,826    $ 324,175,508
                                                                                                 =============    =============
                        *Accumulated distributions in excess of investment income--net .......   $    (191,295)   $     (95,522)
                                                                                                 =============    =============
===============================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS


                                                                                                   Class A
                         The following per share data and ratios have been      ----------------------------------------------
                         derived from information provided in the financial     For the Six        For the         For the
MERRILL LYNCH            statements.                                            Months Ended     Year Ended   October 6, 2000+
LOW DURATION                                                                    December 31,       June 30,      to June 30,
FUND                     Increase (Decrease) in Net Asset Value:                    2002            2002            2001
==============================================================================================================================
Per Share                Net asset value, beginning of period ................   $    10.17      $    10.21      $    10.00
Operating                                                                        ----------      ----------      ----------
Performance:             Investment income--net ..............................          .17++           .45++           .40
                         Realized and unrealized gain on investments and
                         foreign currency transactions from the Portfolio--net          .16             .02             .19
                                                                                 ----------      ----------      ----------
                         Total from investment operations ....................          .33             .47             .59
                                                                                 ----------      ----------      ----------
                         Less dividends and distributions:
                           Investment income--net ............................         (.17)           (.50)           (.38)
                           Realized gain on investments--net .................           --            (.01)             --
                                                                                 ----------      ----------      ----------
                         Total dividends and distributions ...................         (.17)           (.51)           (.38)
                                                                                 ----------      ----------      ----------
                         Net asset value, end of period ......................   $    10.33      $    10.17      $    10.21
                                                                                 ==========      ==========      ==========
==============================================================================================================================
Total Investment         Based on net asset value per share ..................         3.29%@          4.68%           5.95%@
Return:**                                                                        ==========      ==========      ==========
==============================================================================================================================
Ratios to Average        Expenses, net of reimbursement+++ ...................          .70%*           .58%            .58%*
Net Assets:                                                                      ==========      ==========      ==========
                         Expenses+++ .........................................          .70%*           .78%           8.51%*
                                                                                 ==========      ==========      ==========
                         Investment income--net ..............................         3.25%*          4.51%           6.00%*
                                                                                 ==========      ==========      ==========
==============================================================================================================================
Supplemental Data:       Net assets, end of period (in thousands) ............   $   36,417      $   23,325      $    1,156
                                                                                 ==========      ==========      ==========
==============================================================================================================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. If applicable, the Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
+     Commencement of operations.
++    Based on average shares outstanding.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.

      See Notes to Financial Statements.


                                      8 & 9

                              Merrill Lynch Low Duration Fund, December 31, 2002

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                         Class B
                                                                                       ---------------------------------------------
                         The following per share data and ratios have been derived     For the Six      For the      For the Period
MERRILL LYNCH            from information provided in the financial statements.        Months Ended   Year Ended    October 6, 2000+
LOW DURATION                                                                           December 31,     June 30,      to June 30,
FUND                     Increase (Decrease) in Net Asset Value:                           2002           2002           2001
====================================================================================================================================
Per Share                Net asset value, beginning of period .......................   $   10.14      $   10.18      $   10.00
Operating                                                                               ---------      ---------      ---------
Performance:             Investment income--net .....................................         .12++          .37++          .33
                         Realized and unrealized gain on investments and
                         foreign currency transactions from the Portfolio--net ......         .17            .01            .18
                                                                                        ---------      ---------      ---------
                         Total from investment operations ...........................         .29            .38            .51
                                                                                        ---------      ---------      ---------
                         Less dividends and distributions:
                           Investment income--net ...................................        (.13)          (.41)          (.33)
                           Realized gain on investments--net ........................          --           (.01)            --
                                                                                        ---------      ---------      ---------
                         Total dividends and distributions ..........................        (.13)          (.42)          (.33)
                                                                                        ---------      ---------      ---------
                         Net asset value, end of period .............................   $   10.30      $   10.14      $   10.18
                                                                                        =========      =========      =========
====================================================================================================================================
Total Investment         Based on net asset value per share .........................        2.83%@         3.75%          5.16%@
Return:**                                                                               =========      =========      =========
====================================================================================================================================
Ratios to Average        Expenses, net of reimbursement+++ ..........................        1.60%*         1.48%          1.48%*
Net Assets:                                                                             =========      =========      =========
                         Expenses+++ ................................................        1.60%*         1.70%          9.41%*
                                                                                        =========      =========      =========
                         Investment income--net .....................................        2.35%*         3.75%          5.10%*
                                                                                        =========      =========      =========
====================================================================================================================================
Supplemental Data:       Net assets, end of period (in thousands) ...................   $ 108,699      $  64,457      $   5,016
                                                                                        =========      =========      =========
====================================================================================================================================

                                                                                                         Class C
                                                                                       ---------------------------------------------
                         The following per share data and ratios have been derived     For the Six      For the      For the Period
                         from information provided in the financial statements.        Months Ended    Year Ended   October 6, 2000+
                                                                                       December 31,     June 30,      to June 30,
                         Increase (Decrease) in Net Asset Value:                           2002           2002           2001
====================================================================================================================================
Per Share                Net asset value, beginning of period .......................   $   10.14      $   10.18      $   10.00
Operating                                                                               ---------      ---------      ---------
Performance:             Investment income--net .....................................         .12++          .35++          .32
                         Realized and unrealized gain on investments and
                         foreign currency transactions from the Portfolio--net ......         .17            .03            .18
                                                                                        ---------      ---------      ---------
                         Total from investment operations ...........................         .29            .38            .50
                                                                                        ---------      ---------      ---------
                         Less dividends and distributions:
                           Investment income--net ...................................        (.13)          (.41)          (.32)
                           Realized gain on investments--net ........................          --           (.01)            --
                                                                                        ---------      ---------      ---------
                         Total dividends and distributions ..........................        (.13)          (.42)          (.32)
                                                                                        ---------      ---------      ---------
                         Net asset value, end of period .............................   $   10.30      $   10.14      $   10.18
                                                                                        =========      =========      =========
====================================================================================================================================
Total Investment         Based on net asset value per share .........................        2.83%@         3.75%          5.10%@
Return:**                                                                               =========      =========      =========
====================================================================================================================================
Ratios to Average        Expenses, net of reimbursement+++ ..........................        1.60%*         1.48%          1.48%*
Net Assets:                                                                             =========      =========      =========
                         Expenses+++ ................................................        1.60%*         1.68%          9.41%*
                                                                                        =========      =========      =========
                         Investment income--net .....................................        2.35%*         3.62%          5.10%*
                                                                                        =========      =========      =========
====================================================================================================================================
Supplemental Data:       Net assets, end of period (in thousands) ...................   $ 209,210      $ 126,380      $   4,754
                                                                                        =========      =========      =========
====================================================================================================================================

                                                                                                          Class D
                                                                                       ---------------------------------------------
                         The following per share data and ratios have been derived     For the Six      For the      For the Period
                         from information provided in the financial statements.        Months Ended   Year Ended    October 6, 2000+
                                                                                       December 31,     June 30,       to June 30,
                         Increase (Decrease) in Net Asset Value:                           2002           2002           2001
====================================================================================================================================
Per Share                Net asset value, beginning of period .......................   $   10.16      $   10.19      $   10.00
Operating                                                                               ---------      ---------      ---------
Performance:             Investment income--net .....................................         .16++          .34++          .36
                         Realized and unrealized gain on investments and
                         foreign currency transactions from the Portfolio--net ......         .16            .12            .19
                                                                                        ---------      ---------      ---------
                         Total from investment operations ...........................         .32            .46            .55
                                                                                        ---------      ---------      ---------
                         Less dividends and distributions:
                           Investment income--net ...................................        (.16)          (.48)          (.36)
                           Realized gain on investments--net ........................          --           (.01)            --
                                                                                        ---------      ---------      ---------
                         Total dividends and distributions ..........................        (.16)          (.49)          (.36)
                                                                                        ---------      ---------      ---------
                         Net asset value, end of period .............................   $   10.32      $   10.16      $   10.19
                                                                                        =========      =========      =========
====================================================================================================================================
Total Investment         Based on net asset value per share .........................        3.16%@         4.53%          5.58%@
Return:**                                                                               =========      =========      =========
====================================================================================================================================
Ratios to Average        Expenses, net of reimbursement+++ ..........................         .95%*          .83%           .83%*
Net Assets:                                                                             =========      =========      =========
                         Expenses+++ ................................................         .95%*         1.02%          8.76%*
                                                                                        =========      =========      =========
                         Investment income--net .....................................        3.02%*         4.04%          5.75%*
                                                                                        =========      =========      =========
====================================================================================================================================
Supplemental Data:       Net assets, end of period (in thousands) ...................   $ 125,229      $ 110,014      $     268
                                                                                        =========      =========      =========
====================================================================================================================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. If applicable, the Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
+     Commencement of operations.
++    Based on average shares outstanding.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.

      See Notes to Financial Statements.


                                     10 & 11

                              Merrill Lynch Low Duration Fund, December 31, 2002

NOTES TO FINANCIAL STATEMENTS

MERRILL LYNCH
LOW DURATION
FUND

1. Significant Accounting Policies:

Merrill Lynch Low Duration Fund (the "Fund") is a fund of Merrill Lynch Investment Managers Funds, Inc. (the "Company"). The Company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which is organized as a Maryland Corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Low Duration Master Portfolio (the "Portfolio") of Fund Asset Management Master Trust, which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The percentage of the Portfolio owned by the Fund at December 31, 2002 was 74.4%. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares, and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

2. Transactions with Affiliates:

The Company has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Company has also entered into a Distribution Agreement and Distributions Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                  Account           Distribution
                                              Maintenance Fee           Fee
--------------------------------------------------------------------------------
Class B ..................................          .25%               .65%
Class C ..................................          .25%               .65%
Class D ..................................          .25%                --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                      FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A ..............................              $   113              $   788
Class D ..............................              $14,539              $71,451
--------------------------------------------------------------------------------

For the six months ended December 31, 2002, MLPF&S received contingent deferred sales charges of $146,668 and $91,491 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $2,100 and $25,392 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Company are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:

Increases and decreases in the Fund's investment in the Portfolio for the six months ended December 31, 2002 were $190,338,415 and $48,868,169, respectively.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $149,127,543 and $315,569,072 for the six months ended December 31, 2002 and the year ended June 30, 2002, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended December 31, 2002                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          2,466,595       $  25,284,621
Shares issued to shareholders
in reinvestment of dividends ...........             19,128             196,521
                                              -------------       -------------
Total issued ...........................          2,485,723          25,481,142
Shares redeemed ........................         (1,253,235)        (12,851,252)
                                              -------------       -------------
Net increase ...........................          1,232,488       $  12,629,890
                                              =============       =============
-------------------------------------------------------------------------------


                                    12 & 13

                              Merrill Lynch Low Duration Fund, December 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

MERRILL LYNCH
LOW DURATION
FUND

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended June 30, 2002                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          2,933,256       $  30,121,533
Shares issued resulting from
reorganization .........................             19,772             202,490
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................              7,781              79,753
                                              -------------       -------------
Total issued ...........................          2,960,809          30,403,776
Shares redeemed ........................           (780,233)         (7,983,028)
                                              -------------       -------------
Net increase ...........................          2,180,576       $  22,420,748
                                              =============       =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended December 31, 2002                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          5,678,875       $  58,029,865
Shares issued to shareholders
in reinvestment of dividends ...........             65,966             675,471
                                              -------------       -------------
Total issued ...........................          5,744,841          58,705,336
Automatic conversion of shares .........           (343,488)         (3,497,652)
Shares redeemed ........................         (1,203,779)        (12,310,481)
                                              -------------       -------------
Net increase ...........................          4,197,574       $  42,897,203
                                              =============       =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended June 30, 2002                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          5,986,542       $  61,312,584
Shares issued resulting from
reorganization .........................            586,789           5,992,678
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................             47,102             480,957
                                              -------------       -------------
Total issued ...........................          6,620,433          67,786,219
Automatic conversion of shares .........             (4,006)            (40,782)
Shares redeemed ........................           (752,805)         (7,701,393)
                                              -------------       -------------
Net increase ...........................          5,863,622       $  60,044,044
                                              =============       =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended December 31, 2002                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          9,978,861       $ 101,958,629
Shares issued to shareholders
in reinvestment of dividends ...........            146,077           1,495,213
                                              -------------       -------------
Total issued ...........................         10,124,938         103,453,842
Shares redeemed ........................         (2,272,376)        (23,238,725)
                                              -------------       -------------
Net increase ...........................          7,852,562       $  80,215,117
                                              =============       =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended June 30, 2002                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         12,912,508       $ 131,999,635
Shares issued resulting from
reorganization .........................             35,929             366,860
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................            105,436           1,076,381
                                              -------------       -------------
Total issued ...........................         13,053,873         133,442,876
Shares redeemed ........................         (1,055,611)        (10,778,366)
                                              -------------       -------------
Net increase ...........................         11,998,262       $ 122,664,510
                                              =============       =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Six Months                                     Dollar
Ended December 31, 2002                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          2,152,110       $  22,055,327
Automatic conversion of shares .........            342,861           3,497,652
Shares issued to shareholders
in reinvestment of dividends ...........            101,422           1,039,982
                                              -------------       -------------
Total issued ...........................          2,596,393          26,592,961
Shares redeemed ........................         (1,288,320)        (13,207,628)
                                              -------------       -------------
Net increase ...........................          1,308,073       $  13,385,333
                                              =============       =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended June 30, 2002                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          7,115,133       $  72,653,961
Automatic conversion of shares .........              3,999              40,782
Shares issued resulting from
reorganization .........................          4,998,284          51,139,515
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................             18,450             188,585
                                              -------------       -------------
Total issued ...........................         12,135,866         124,022,843
Shares redeemed ........................         (1,332,776)        (13,583,073)
                                              -------------       -------------
Net increase ...........................         10,803,090       $ 110,439,770
                                              =============       =============
-------------------------------------------------------------------------------

5. Capital Loss Carryforward:

On June 30, 2002, the Fund had a net capital loss carryforward of $3,436,404, of which $488,336 expires in 2003, $1,015,207 expires in 2004, $1,288,726 expires in 2005, $142,956 expires in 2006, $110,946 expires in 2007, $270,092 expires in
2008 and $120,141 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


                                     14 & 15

                              Merrill Lynch Low Duration Fund, December 31, 2002

SCHEDULE OF INVESTMENTS                                        (in U.S. dollars)

                      Low Duration Master Portfolio
                      --------------------------------------------------------------------------------------------------------------
                                                     Face
                      Industries                    Amount                       Investments                                 Value
====================================================================================================================================
Corporate Bonds &     Aerospace & Defense--      $ 3,000,000   Lockheed Martin Corp., 7.25% Due 5/15/2006                $ 3,378,633
Notes--32.2%          0.9%                         2,000,000   Northrop-Grumman Corp., 8.625% due 10/15/2004               2,173,268
                                                                                                                         -----------
                                                                                                                           5,551,901
                      --------------------------------------------------------------------------------------------------------------
                      Automotive--2.5%             4,200,000   Daimler-Chrysler NA Holdings, 3.40% due 12/15/2004          4,228,753
                                                               Ford Motor Credit Company:
                                                   2,000,000     7.50% due 3/15/2005                                       2,040,528
                                                   4,400,000     7.60% due 8/01/2005                                       4,492,598
                                                               General Motors Acceptance Corp.:
                                                   5,000,000     7.625% due 6/15/2004                                      5,250,250
                                                     250,000     6.85% due 6/17/2004                                         260,357
                                                                                                                         -----------
                                                                                                                          16,272,486
                      --------------------------------------------------------------------------------------------------------------
                      Banking--3.7%                5,000,000   Bank of America Corporation, 4.75% due 10/15/2006           5,291,375
                                                   5,000,000   First Security Corporation--Delaware, 5.875%
                                                               due 11/01/2003                                              5,165,255
                                                   1,000,000   FleetBoston Financial Corp., 7.25% due 9/15/2005            1,107,278
                                                   5,000,000   US Bancorp, 6.875% due 12/01/2004                           5,451,315
                                                   6,500,000   Wells Fargo Company, 6.625% due 7/15/2004                   6,953,414
                                                                                                                         -----------
                                                                                                                          23,968,637
                      --------------------------------------------------------------------------------------------------------------
                      Cable & Media--2.4%                      Clear Channel Communications:
                                                   4,000,000     7.25% due 9/15/2003                                       4,080,724
                                                   1,800,000     7.875% due 6/15/2005                                      1,970,672
                                                   2,940,000   Comcast Cable Communications, 6.375% due 1/30/2006          3,076,096
                                                   4,500,000   TCI Communications Inc., 2.11% due 3/11/2003 (a)            4,500,225
                                                   1,000,000   Turner Broadcasting, 7.40% due 2/01/2004                    1,024,534
                                                   1,000,000   USA Interactive, 6.75% due 11/15/2005                       1,047,215
                                                                                                                         -----------
                                                                                                                          15,699,466
                      --------------------------------------------------------------------------------------------------------------
                      Commercial Services &        1,100,000   Cendant Corporation, 6.875% due 8/15/2006                   1,141,428
                      Supplies--0.2%
                      --------------------------------------------------------------------------------------------------------------
                      Electric--0.4%               2,500,000   PSE&G Power LLC, 6.875% due 4/15/2006                       2,621,050
                      --------------------------------------------------------------------------------------------------------------
                      Electric Utilities--2.7%     6,000,000   Boston Edison Company, 2.275% due 10/15/2005 (a)            5,998,638
                                                   4,450,000   Conectiv Inc., 5.30% due 6/01/2005                          4,633,211
                                                   2,000,000   Detroit Edison Company, 5.05% due 10/01/2005                2,118,430
                                                   2,500,000   Dominion Resources Inc., 7.625% due 7/15/2005               2,742,542
                                                   2,000,000   FirstEnergy Corporation, 5.50% due 11/15/2006               2,011,294
                                                                                                                         -----------
                                                                                                                          17,504,115
                      --------------------------------------------------------------------------------------------------------------
                      Financial Services--7.3%     5,000,000   Associates Corp. NA, 6% due 7/15/2005                       5,392,785
                                                   4,475,000   Bear Stearns Companies Inc., 6.15% due 3/02/2004            4,681,333
                                                   1,425,000   Citigroup Inc., 5.70% due 2/06/2004                         1,482,224
                                                               Countrywide Home Loan:
                                                   1,600,000     5.25% due 5/22/2003                                       1,621,357
                                                   2,400,000     5.25% due 6/15/2004                                       2,496,151
                                                   1,450,000   Donaldson, Lufkin & Jenrette Inc., 6.875% due 11/01/2005    1,584,501
                                                   2,000,000   Goldman Sachs Group Inc., 7.50% due 1/28/2005               2,197,718
                                                               Household Finance Corporation:
                                                   4,000,000     6.50% due 1/24/2006                                       4,259,688
                                                     470,000     5.875% due 2/01/2009                                        482,411
                                                     325,000     7% due 5/15/2012                                            355,969
                                                               International Lease Finance Corporation:
                                                   5,000,000     5.50% due 6/07/2004                                       5,165,910
                                                   1,900,000     4.375% due 12/15/2005                                     1,922,711
                                                   5,000,000   Lehman Brothers Holdings, Inc., 6.625% due 4/01/2004        5,271,175
                                                   3,060,000   MBNA Corporation, 5.625% due 11/30/2007                     3,125,245
                                                               Pemex Finance Ltd.:
                                                     252,000     9.14% due 8/15/2004                                         267,589
                                                   2,769,583     8.45% due 2/15/2007                                       3,097,391
                                                   3,350,000   Salomon Inc., 6.75% due 8/15/2003                           3,454,178
                                                                                                                         -----------
                                                                                                                          46,858,336
                      --------------------------------------------------------------------------------------------------------------
                      Food Distribution--0.8%      5,000,000   Pepsi Bottling Holdings Inc., 5.375% due 2/17/2004 (c)      5,204,580
                      --------------------------------------------------------------------------------------------------------------
                      Foods--0.2%                  1,200,000   Conagra Inc., 7.40% due 9/15/2004                           1,300,303
                      --------------------------------------------------------------------------------------------------------------
                      Gaming & Lodging--0.0%         230,000   Circus Circus Enterprises, Inc., 6.70% due 11/15/2096         231,076
                      --------------------------------------------------------------------------------------------------------------
                      Hospitals--0.7%              4,000,000   HCA Healthcare Inc., 7.125% due 6/01/2006                   4,238,948
                      --------------------------------------------------------------------------------------------------------------
                      Industrials--0.7%            2,000,000   Tyson Foods, Inc., 6.625% due 10/01/2004                    2,126,520
                                                   2,500,000   Waste Management Inc., 6.50% due 5/15/2004                  2,578,008
                                                                                                                         -----------
                                                                                                                           4,704,528
                      --------------------------------------------------------------------------------------------------------------
                      Insurance--0.6%              3,500,000   Marsh & McLennan Companies Inc., 6.625% due 6/15/2004       3,738,291
                      --------------------------------------------------------------------------------------------------------------
                      Multi-Sector Holdings--0.2%  1,579,200   Lehman Brothers, TRAINS, 6.259% due 8/15/2008 (a)(c)(f)     1,626,197
                      --------------------------------------------------------------------------------------------------------------
                      Oil--Integrated--0.9%        2,400,000   Ashland Inc., 2.02% due 3/07/2003 (a)                       2,399,136
                                                   3,000,000   Conoco Funding Company, 5.45% due 10/15/2006                3,238,098
                                                                                                                         -----------
                                                                                                                           5,637,234
                      --------------------------------------------------------------------------------------------------------------
                      Paper Products--0.3%         1,700,000   Abitibi-Consolidated Inc., 6.95% due 12/15/2006             1,765,866
                      --------------------------------------------------------------------------------------------------------------
                      Real Estate Investment       1,000,000   Avalonbay Communities, 6.58% due 2/15/2004                  1,048,651
                      Trust--4.7%                  5,000,000   Developers Divers Realty, 6.95% due 7/23/2004               5,228,075
                                                               Health Care Properties Inc.:
                                                     900,000     9% due 3/01/2004                                            961,807
                                                   3,000,000     7.48% due 4/05/2004                                       3,165,939
                                                   3,500,000   Highwoods Realty LP, 8% due 12/01/2003                      3,661,276
                                                               Nationwide Health Properties:
                                                   1,400,000     7.60% due 11/20/2028                                      1,473,625
                                                   5,000,000     6.90% due 10/01/2037                                      5,331,305
                                                   1,400,000     6.59% due 7/07/2038                                       1,450,093
                                                   6,951,000   Susa Partnership LP, 6.95% due 7/01/2006                    7,770,509
                                                                                                                         -----------
                                                                                                                          30,091,280
                      --------------------------------------------------------------------------------------------------------------


                                     16 & 17

                              Merrill Lynch Low Duration Fund, December 31, 2002

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                      Low Duration Master Portfolio (continued)
                      --------------------------------------------------------------------------------------------------------------
                                                  Face
                      Industries                 Amount                          Investments                                 Value
====================================================================================================================================
Corporate Bonds &     Telecommunications--    $ 2,500,000   British Telecom PLC, 7.875% Due 12/15/2005                  $  2,819,262
Notes                 2.7%                      2,500,000   Deutsche Telekom International Finance, 8.25%
(concluded)                                                 due 6/15/2005                                                  2,733,515
                                                2,500,000   France Telecom, 8.70% due 3/01/2006                            2,737,160
                                                5,000,000   Qwest Capital Funding, 5.875% due 8/03/2004                    4,200,000
                                                            Sprint Capital Corporation:
                                                2,000,000     5.70% due 11/15/2003                                         1,990,000
                                                2,000,000     5.875% due 5/01/2004                                         1,980,000
                                                5,000,000   WorldCom, Inc., 7.55% due 4/01/2004 (e)                        1,175,000
                                                                                                                        ------------
                                                                                                                          17,634,937
                      --------------------------------------------------------------------------------------------------------------
                      Transportation--0.3%      2,000,000   CSX Corporation, 6.46% due 6/22/2005                           2,154,096
                      --------------------------------------------------------------------------------------------------------------
                                                            Total Corporate Bonds & Notes (Cost--$207,813,012)           207,944,755
====================================================================================================================================
Government Agency     Collateralized Mortgage               Fannie Mae:
Mortgage-Backed       Obligations--0.8%           299,355     1993-6 S, 20.895% due 1/25/2008 (a)                            314,984
Securities**--14.2%                                29,975     1994-60 D, 7% due 4/25/2024                                     30,156
                                                   71,000   Freddie Mac, 1617-D, 6.50% due 11/15/2023 (c)                     71,721
                                                4,981,751   Ginnie Mae, 2002-83 A, 3.313% due 4/16/2017                    5,025,223
                                                                                                                        ------------
                                                                                                                           5,442,084
                      --------------------------------------------------------------------------------------------------------------
                      Pass-Through                          Fannie Mae:
                      Securities--13.4%        40,000,000     8% (d)                                                      42,875,680
                                                  343,604     1999-53 AT, 6% due 10/25/2013                                  344,180
                                                            Freddie Mac:
                                               13,900,745     E00975, 6% due 5/01/2016                                    14,553,857
                                                3,145,432     E01009, 6.50% due 8/01/2016                                  3,326,314
                                                4,087,273     E01139, 6% due 4/01/2017                                     4,276,856
                                                4,736,276     E88102, 6.50% due 2/01/2017                                  4,998,674
                                                4,479,233     E88913, 6% due 4/01/2017                                     4,689,684
                                                3,988,830     E89435, 6% due 5/01/2017                                     4,173,847
                                                4,228,670     E90312, 6% due 6/01/2017                                     4,424,812
                                                2,567,681     G11267, 6.50% due 1/01/2017                                  2,715,339
                                                                                                                        ------------
                                                                                                                          86,379,243
                      --------------------------------------------------------------------------------------------------------------
                                                            Total Government Agency Mortgage-Backed Securities
                                                            (Cost--$90,796,206)                                           91,821,327
====================================================================================================================================
Government Agency                               9,280,000   Federal Farm Credit Bank, 5.15% due 3/05/2004                  9,673,147
Obligations--5.1%                              11,000,000   Federal Home Loan Bank, 5.25% due 2/13/2004                   11,466,312
                                               11,360,000   Freddie Mac, 3.25% due 12/15/2003                             11,574,545
                      --------------------------------------------------------------------------------------------------------------
                                                            Total Government Agency Obligations (Cost--$31,867,367)       32,714,004
====================================================================================================================================
Asset-Backed                                    5,000,000   ARNC Auto Owner Trust, 2001-A A3, 3.76% due 10/17/2005         5,061,160
Securities**--18.7%                               104,230   Advanta Mortgage Loan Trust, 1998-2 A17, 6.05% due 9/25/2018     105,270
                                                  434,381   Asset-Backed Funding Certificates, 1999-1 A2F, 7.641%
                                                            due 10/25/2030                                                   447,050
                                                5,000,000   CIT Equipment Collateral, 2002-VT1 A3, 4.03% due 1/20/2006     5,132,692
                                                            California Infrastructure PG&E:
                                                1,600,000     1997-1 A6, 6.38% due 9/25/2008                               1,747,424
                                                2,000,000     1997-1 A7, 6.42% due 9/25/2008                               2,177,129
                                                            Centex Home Equity:
                                                3,166,685     2001-B A2, 5.35% due 10/25/2022                              3,182,732
                                                4,000,000     2001-C A2, 3.94% due 2/25/2025                               4,030,445
                                                3,000,000     2002-C AF2, 2.87% due 8/25/2018                              3,021,882
                                                3,500,000   Chase Funding Mortgage Loan Asset-Backed Certificates,
                                                            2002-3 1A3, 3.55% due 3/25/2022                                3,549,301
                                                5,000,000   Chase Manhattan Auto Owner Trust, 2002-B, 4.24%
                                                            due 1/15/2009                                                  5,184,206
                                                1,164,762   CityScape Home Equity Loan Trust, 1996-4 A10, 7.40%
                                                            due 9/25/2027 (c)                                              1,205,603
                                                  364,683   Countrywide Home Equity Loan Trust, 1999-A, 1.74%
                                                            due 4/15/2025 (a)                                                363,302
                                                5,000,000   DaimlerChrysler Auto Trust, 2001-D A4, 3.78% due 2/06/2007     5,177,301
                                               10,000,000   First Franklin Mortgage Loan Asset-Backed Certificates,
                                                            2002-FF4 2A2, 2.80% due 2/25/2033                             10,000,000
                                                            Freddie Mac:
                                                5,000,000     T-45 A2, 2.91% due 8/27/2007                                 5,029,225
                                               14,000,000     T-50 A3, 2.182% due 9/27/2007                               13,965,000
                                                5,000,000   GMAC Mortgage Corporation Loan Trust, 2002-HE A2, 4.63% due
                                                            6/25/2027 (c)                                                  5,070,130
                                                   78,358   Green Tree Recreational, Equipment & Consumer Trust,
                                                            1996-C A1, 1.66% due 10/15/2017 (a)                               78,367
                                                2,500,000   Harley-Davidson Motorcycle Trust, 2001-2 A2, 4.72%
                                                            due 6/15/2009                                                  2,611,712
                                                2,030,677   IndyMac Home Equity Loan Asset-Backed Trust, 2001-B AF3,
                                                            5.692% due 3/25/2027 (a)                                       2,044,215
                                                5,000,000   John Deere Owner Trust, 2001-A A3, 3.26% due 10/17/2005        5,067,356
                                                2,590,000   M & I Auto Loan Trust, 2001-1 A4, 4.97% due 3/20/2007          2,730,874
                                                5,368,984   PSE&G Transition Funding LLC, 2001-1 A2, 5.74% due 3/15/2007   5,615,796
                                                9,000,000   Residential Asset Mortgage Products, Inc., 2002-RZ1 A2,
                                                            4.30% due 4/25/2023                                            9,157,971
                                                            Residential Asset Securities Corporation:
                                                5,000,000     2002-KS5 AIB2, 2.47% due 8/25/2022                           5,011,315
                                                5,000,000     2002-KS6 AI2, 3.09% due 11/25/2022                           5,040,374
                                                5,000,000     2002-KS8 A2, 3.04% due 6/25/2023                             5,039,063
                                                2,000,000   USAA Auto Owner Trust, 2001-2 A3, 3.20% due 2/15/2006          2,018,150
                                                2,000,000   Whole Auto Loan Trust, 2002-1 B, 2.91% due 4/15/2009           2,021,246
                      --------------------------------------------------------------------------------------------------------------
                                                            Total Asset-Backed Securities (Cost--$119,263,086)           120,886,291
====================================================================================================================================
Non-Agency            Collateralized Mortgage               ABN AMRO Mortgage Corporation:
Mortgage-Backed       Obligations--11.5%        1,482,805     2001-1A 1A3, 4.75% due 11/25/2031                            1,482,981
Securities**--13.8%                             2,642,082     2001-8 2A1, 6.50% due 1/25/2032                              2,673,100
                                                  830,846   Bank of America Mortgage Securities, 2000-A A-1, 6.944% due
                                                            1/25/2031 (a)                                                    837,700
                                                  327,719   Blackrock Capital Finance LP, 1997-R2 AP, 9.03%
                                                            due 12/25/2035 (a)(c)                                            347,661
                                                6,584,482   Chase Mortgage Finance Corporation, 1999-S4 A1, 6.50%
                                                            due 4/25/2029                                                  6,762,795
                                                            Citicorp Mortgage Securities, Inc.:
                                                  104,573     1989-8 A1, 10.50% due 6/25/2019                                113,489
                                                  217,881     1994-4 A6, 6% due 2/25/2009                                    219,554
                                                    2,390   Countrywide Funding Corp., 1994-17 A9, 8% due 7/25/2024            2,395
                                                2,324,318   GE Capital Mortgage Services, Inc., 1996-5 A4, 6.75%
                                                            due 3/25/2011                                                  2,327,038


                                     18 & 19

                              Merrill Lynch Low Duration Fund, December 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                            (in U.S. dollars)

                     Low Duration Master Portfolio (concluded)
                     --------------------------------------------------------------------------------------------------------------
                                                  Face
                                                 Amount                             Investments                             Value
===================================================================================================================================
Non-Agency           Collateralized Mortgage  $   93,393   Housing Securities Inc., 1994-2 B1, 6.50% due 7/25/2009     $     73,838
Mortgage-Backed      Obligations               1,130,590   Ocwen Residential MBS Corporation, 1998-R2 AP, 7.124%
Securities**         (concluded)                           due 11/25/2034 (a)(c)                                          1,150,198
(concluded)                                    9,735,000   PNC Mortgage Securities Corp., 1999-4 1A5, 6.20%
                                                           due 6/25/2029                                                 10,000,804
                                               5,000,000   Permanent Financing PLC, 1 2A, 4.20% due 6/10/2007             5,175,000
                                               1,106,267   Residential Funding Mortgage Securities I, 2001-S24 A8,
                                                           5.50% due 10/25/2031                                           1,118,702
                                                 106,206   Salomon Brothers Mortgage Securities VI, 1986-1 A, 6%
                                                           due 12/25/2011                                                   108,940
                                               9,361,409   Structured Asset Securities Corporation, 2002-19 A1, 4.20%
                                                           due 10/25/2032                                                 9,528,885
                                                           Structured Mortgage Asset Residential Trust:
                                                  10,873     1991-1H, 8.25% due 6/25/2022                                    11,277
                                                  29,690     1992-3A AA, 8% due 10/25/2007                                   30,660
                                                  34,037     1993-5A AA, 8.575% due 6/25/2024 (a)                            36,919
                                                 271,048   Walsh Acceptance, 1997-2 A, 2.42% due 3/01/2027 (a)(c)           162,629
                                                           Washington Mutual:
                                               1,900,000     2000-1 B1, 5.42% due 1/25/2040 (a)(c)                        1,892,281
                                               9,695,588     2002-AR15 A3, 4.07% due 12/25/2032                           9,934,996
                                               5,000,000     2002-AR19 A3, 3.492% due 1/25/2033                           5,015,625
                                               6,836,043     2002-S3 1A1, 6.50% due 6/25/2032                             7,015,372
                                                           Wells Fargo Mortgage-Backed Securities Trust:
                                               3,112,370     2002-A A2, 5.90% due 3/25/2032                               3,122,228
                                               5,127,661     2002-3 A1, 5.50% due 3/25/2032                               5,220,215
                                                                                                                       ------------
                                                                                                                         74,365,282
                     --------------------------------------------------------------------------------------------------------------
                     Commercial Mortgage-      2,568,656   Banc of America Commercial Mortgage Inc., 2000-1 A1A, 7.109%
                     Backed Securities--2.3%               due 11/15/2008                                                 2,871,406
                                                           CS First Boston Mortgage Securities Corporation:
                                               4,637,603     1995-WF1 AX, 1.338% due 12/21/2027 (a)(b)(c)                    26,934
                                               3,938,562     2001-CK6 A1, 4.393% due 7/15/2006                            4,086,651
                                               1,120,116   First Union NB-Bank of America Commercial Mortgage Trust,
                                                           2001-C1 A1, 5.711% due 3/15/2033                               1,205,071
                                               3,036,759   GS Mortgage Securities Corporation II, 1998-C1 A1, 6.06% due
                                                           10/18/2030                                                     3,221,259
                                               2,676,501   Nomura Asset Securities Corporation, 1995-MD3 A1B, 8.15% due
                                                           3/04/2020                                                      2,947,458
                                                                                                                       ------------
                                                                                                                         14,358,779
                     --------------------------------------------------------------------------------------------------------------
                     Stripped Mortgage-       22,843,358   Asset Securitization Corporation, 1997-D5 ACS1, 2.091%
                     Backed Securities--0.0%               due 2/14/2043 (a)(b)                                             129,419
                                              13,725,000   Saxon Asset Securities Trust, 2000-2 AIO, 6%
                                                           due 7/25/2030 (b)                                                  4,289
                                                                                                                       ------------
                                                                                                                            133,708
                     --------------------------------------------------------------------------------------------------------------
                                                           Total Non-Agency Mortgage-Backed Securities
                                                           (Cost--$88,004,177)                                           88,857,769
===================================================================================================================================

                                                Shares
                                                 Held
===================================================================================================================================
Preferred                                          1,500   Home Ownership Funding 2 (c)                                     929,273
Stock--0.1%
                     --------------------------------------------------------------------------------------------------------------
                                                           Total Preferred Stock (Cost--$1,500,000)                         929,273
===================================================================================================================================

                                                 Face
                                                Amount
===================================================================================================================================
U.S. Treasury                                              U.S. Treasury Notes:
Obligations--2.0%                            $ 3,890,000     4.75% due 2/15/2004                                          4,042,258
                                               4,303,000     1.875% due 9/30/2004                                         4,333,087
                                               4,500,000     3.25% due 8/15/2007                                          4,611,447
                     --------------------------------------------------------------------------------------------------------------
                                                           Total U.S. Treasury Obligations (Cost--$12,639,997)           12,986,792
===================================================================================================================================
Short-Term           Commercial Paper*        11,340,000   Autoliv ASP Inc., 1.33% due 1/02/2003                         11,340,000
Investments--19.7%                            17,408,000   BMW US Capital Group, 1.35% due 1/09/2003                     17,403,431
                                              30,000,000   Barton Capital Corporation, 1.36% due 1/07/2003               29,994,333
                                              15,700,000   Ciesco LP, 6.253% due 1/03/2003                               15,697,273
                                              27,600,000   Fortis Funding LLC, 1.35% due 1/23/2003                       27,578,265
                                              13,500,000   Variable Funding Capital Corp., 1.34% due 1/14/2003           13,493,970
                                              12,000,000   Viacom, 2.02% due 1/14/2003                                   11,994,000
                     --------------------------------------------------------------------------------------------------------------
                                                           Total Short-Term Investments (Cost--$127,499,192)            127,501,272
===================================================================================================================================
                                                           Total Investments (Cost--$679,383,037)--105.8%               683,641,483

                                                           Time Deposit--0.0%***                                             37,158

                                                           Liabilities in Excess of Other Assets--(5.8%)                (37,622,636)
                                                                                                                       ------------
                                                           Net Assets--100.0%                                          $646,056,005
                                                                                                                       ============
===================================================================================================================================

(a)   Floating rate note.
(b)   Represents the interest-only portion of a mortgage-backed obligation.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) Represents a "to-be-announced" (TBA) transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.
(e)   Non-income producing security.
(f)   Target Return Index Securities (TRAINS).
* Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
** Mortgage-Backed and Asset-Backed Securities are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
***   Time deposit bears interest at 0.74% and matures on 1/02/2003.

      See Notes to Financial Statements.


                                    20 & 21

                              Merrill Lynch Low Duration Fund, December 31, 2002

STATEMENT OF ASSETS AND LIABILITIES

LOW DURATION
MASTER PORTFOLIO         As of December 31, 2002
========================================================================================================================
Assets:                  Investments, at value (identified cost--$679,383,037) ............                 $683,641,483
                         Time deposit .....................................................                       37,158
                         Cash .............................................................                        4,453
                         Receivables:
                           Interest .......................................................   $ 4,629,288
                           Paydowns .......................................................     3,455,852
                           Contributions ..................................................     3,336,842     11,421,982
                                                                                              -----------
                         Prepaid expenses .................................................                          698
                                                                                                            ------------
                         Total assets .....................................................                  695,105,774
                                                                                                            ------------
========================================================================================================================
Liabilities:             Payables:
                           Securities purchased ...........................................    42,953,055
                           Withdrawals ....................................................     5,883,036
                           Investment adviser .............................................       114,890     48,950,981
                                                                                              -----------
                         Accrued expenses and other liabilities ...........................                       98,788
                                                                                                            ------------
                         Total liabilities ................................................                   49,049,769
                                                                                                            ------------
========================================================================================================================
Net Assets:              Net assets .......................................................                 $646,056,005
                                                                                                            ============
========================================================================================================================
Net Assets               Investors' capital ...............................................                 $641,797,559
Consist of:              Unrealized appreciation on investments--net ......................                    4,258,446
                                                                                                            ------------
                         Net assets .......................................................                 $646,056,005
                                                                                                            ============
========================================================================================================================

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

LOW DURATION
MASTER PORTFOLIO         For the Six Months Ended December 31, 2002
========================================================================================================================
Investment               Interest .........................................................                 $ 11,903,429
Income:                  Dividends ........................................................                      100,591
                                                                                                            ------------
                         Total income .....................................................                   12,004,020
                                                                                                            ------------
========================================================================================================================
Expenses:                Investment advisory fees .........................................   $   638,937
                         Accounting services ..............................................       140,788
                         Custodian fees ...................................................        24,905
                         Professional fees ................................................        24,311
                         Trustees' fees and expenses ......................................        10,461
                         Pricing fees .....................................................         6,112
                         Printing and shareholder reports .................................         2,321
                         Other ............................................................        11,699
                                                                                              -----------
                         Total expenses ...................................................                      859,534
                                                                                                            ------------
                         Investment income--net ...........................................                   11,144,486
                                                                                                            ------------
========================================================================================================================
Realized &               Realized gain on investments--net ................................                    2,041,755
Unrealized Gain on       Change in unrealized appreciation/depreciation on investments--net                    7,146,509
Investments--Net:                                                                                           ------------
                         Total realized and unrealized gain on investments--net ...........                    9,188,264
                                                                                                            ------------
                         Net Increase in Net Assets Resulting from Operations .............                 $ 20,332,750
                                                                                                            ============
========================================================================================================================

      See Notes to Financial Statements.


                                     22 & 23

                              Merrill Lynch Low Duration Fund, December 31, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Six         For the
                                                                                                Months Ended      Year Ended
LOW DURATION                                                                                    December 31,        June 30,
MASTER PORTFOLIO         Increase in Net Assets:                                                    2002              2002
=============================================================================================================================
Operations:              Investment income--net ............................................   $  11,144,486    $  17,080,656
                         Realized gain on investments and foreign currency transactions--net       2,041,755          914,391
                         Change in unrealized appreciation/depreciation on investments--net        7,146,509       (3,287,313)
                                                                                               -------------    -------------
                         Net increase in net assets resulting from operations ..............      20,332,750       14,707,734
                                                                                               -------------    -------------
=============================================================================================================================
Capital                  Proceeds from contributions .......................................     320,920,427      551,288,181
Transactions:            Fair value of withdrawals .........................................    (207,532,041)    (359,175,221)
                                                                                               -------------    -------------
                         Net increase in net assets derived from capital transactions ......     113,388,386      192,112,960
                                                                                               -------------    -------------
=============================================================================================================================
Net Assets:              Total increase in net assets ......................................     133,721,136      206,820,694
                         Beginning of period ...............................................     512,334,869      305,514,175
                                                                                               -------------    -------------
                         End of period .....................................................   $ 646,056,005    $ 512,334,869
                                                                                               =============    =============
=============================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                   For the Six       For the      For the Period
                                                                                   Months Ended    Year Ended    October 6, 2000+
LOW DURATION             The following ratios have been derived                    December 31,      June 30,       to June 30,
MASTER PORTFOLIO         from information provided in the financial statements.        2002            2002            2001
================================================================================================================================
Total Investment                                                                          3.50%++         5.59%             --
Return:**                                                                          ===========     ===========     ===========
================================================================================================================================
Ratios to Average        Expenses ...........................................              .28%*           .32%            .30%*
Net Assets:                                                                        ===========     ===========     ===========
                         Investment income--net .............................             3.66%*          5.03%           6.78%*
                                                                                   ===========     ===========     ===========
================================================================================================================================
Supplemental             Net assets, end of period (in thousands) ...........      $   646,056     $   512,335     $   305,514
Data:                                                                              ===========     ===========     ===========
                         Portfolio turnover .................................           153.98%          70.92%         192.04%
                                                                                   ===========     ===========     ===========
================================================================================================================================

*     Annualized.
** Total return is required to be disclosed for fiscal years beginning after December 15, 2000.
+     Commencement of operations.
++    Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

LOW DURATION
MASTER PORTFOLIO

1. Significant Accounting Policies:

Low Duration Master Portfolio ("the "Portfolio") is a fund of Fund Asset Management Master Trust (the "Master Trust"). The Master Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value, as determined in good faith by or under the direction of the Master Trust's Board of Trustees.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate spreadlocks -- The Portfolio is authorized to enter into interest rate spreadlocks, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in the market value of a specified security, basket of securities or index in exchange for periodic payments based on a fixed or variable interest rate or the change in market value of a different security, basket of securities or index. Agreements may be used to obtain exposure to the underlying investments without taking physical custody of the securities in


                                     24 & 25

                              Merrill Lynch Low Duration Fund, December 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

LOW DURATION
MASTER PORTFOLIO

circumstances where direct investment is restricted by law or is otherwise impractical.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass through" entity, the Portfolio pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Master Trust has entered into an Investment Advisory Agreement for the Portfolio with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at the annual rate of 0.21%.

For the six months ended December 31, 2002, the Portfolio reimbursed FAM $8,691 for certain accounting services.

Certain officers and/or trustees of the Master Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2002 were $931,176,862 and $829,230,186, respectively.

Net realized gains for the six months ended December 31, 2002 and net unrealized gains as of December 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                    Realized          Unrealized
                                                      Gains              Gains
--------------------------------------------------------------------------------
Long-term investments ....................         $1,921,539         $4,256,366
Short-term investments ...................              7,721              2,080
Interest rate spreadlock .................             65,620                 --
Options written ..........................             46,875                 --
                                                   ----------         ----------
Total investments ........................         $2,041,755         $4,258,446
                                                   ==========         ==========
--------------------------------------------------------------------------------

Transactions in put options written for the six months ended December 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                 Nominal Value
                                                   Covered by          Premiums
                                                Options Written        Received
--------------------------------------------------------------------------------
Outstanding put options written,
beginning of period ......................                 --                 --
Options written ..........................          5,000,000                 --
Options expired ..........................         (5,000,000)                --
                                                   ----------         ----------
Outstanding put options written,
beginning of period ......................                 --                 --
                                                   ==========         ==========
--------------------------------------------------------------------------------

As of December 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $4,255,888, of which $10,599,277 related to appreciated securities and $6,343,389 related to depreciated securities. At December 31, 2002, the aggregate cost of investments for Federal income tax purposes was $679,385,595.

4. Short-Term Borrowings:

The Master Trust on behalf of the Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund investor withdrawals and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1,000,000,000 to $500,000,000. The Portfolio did not borrow under the credit agreement during the six months ended December 31, 2002.


                                     26 & 27

[LOGO] Merrill Lynch Investment Managers
                                                              [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks to maximize total return, consistent with capital preservation. The Fund will seek to achieve its objective by investing all of its assets in Low Duration Master Portfolio of Fund Asset Management Master Trust, which has the same investment objective as the Fund.

The Portfolio may invest a portion of its assets in non-investment-grade debt securities, commonly referred to as high yield "junk" bonds, which may be subject to greater market fluctuations and risk of loss of income and principal than securities in higher rating categories. The Portfolio may also invest a portion of its assets in emerging markets and other foreign securities, which involve special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity, and the possibility of substantial volatility due to adverse political, economic or other developments.

Merrill Lynch Low Duration Fund of
Merrill Lynch Investment Managers Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper         #ML--3070--12/02

--------------------------------------------------------------------------------
Item 2 -

         Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15, 2003)

      (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

      (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

      (e)(2) Disclose the percentage of services described in each of paragraphs
             (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

      (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

      (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A.

Item 8 -- Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Low Duration Fund


By: /s/ Terry K. Glenn
    -------------------------------
    Terry K. Glenn,
    President of
    Merrill Lynch Low Duration Fund

Date: February 18, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Terry K. Glenn
    -------------------------------
    Terry K. Glenn,
    President of
    Merrill Lynch Low Duration Fund

Date: February 18, 2003


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke
    Chief Financial Officer of
    Merrill Lynch Low Duration Fund

Date: February 18, 2003